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                                                  Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 2-34215






                              SCHRODER SERIES TRUST
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       Supplement dated April 26, 2004 to

                         Prospectus dated March 1, 2004


     SCHRODER SMALL CAPITALIZATION VALUE FUND. The Trustees of Schroder Series Trust and Schroder Capital Funds (Delaware) have approved in principle the merger of Schroder Small Capitalization Value Fund into Schroder U.S. Opportunities Fund. Both Funds are advised by Schroder Investment Management North America Inc. ("Schroder"). Completion of the merger is subject to a number of conditions, including final approval by the Boards of Trustees of both Trusts and approval by shareholders of Schroder Small Capitalization Value Fund. It is expected that the merger would be effective in the early summer.

         SCHRODER MIDCAP VALUE FUND. The Trustees of Schroder Series Trust have approved the termination of Schroder MidCap Value Fund. It is expected that the termination will occur on or about May 31, 2004.

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         Shares of Schroder Small Capitalization Value Fund and Schroder MidCap
Value Fund are no longer being offered for sale.

         Schroder has informed the Trustees that Nancy B. Tooke, portfolio manager with primary responsibility for making investment decisions for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, intends to resign her employment with Schroder prior to the effective date of the actions described above.